SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2024 First Quarter Results April 30, 2024

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our earnings release and our Form 10-K for the fiscal year ended December 31, 2023. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents, managing general underwriters and/or program administrators; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 • Introduction ◦ Key Messages ◦ Diversified Business Model • Quarterly Results Update

Introduction 4

Distribution enhanced and further progress on rationalizing MGA stakes 5 Key Messages: Strong Results and Execution on Strategic Priorities Notes: [1] Reflects Core business and adjusted for $90m of Q1'23 reserve releases linked to LPT. [2] Net services fee income includes services noncontrolling income. [3] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement. Q4'23 figure is an estimate. [4] ROE calculated as annualized net income available to SiriusPoint common shareholders divided by average common shareholders' equity. Optimized debt structure strengthens balance sheet even further Net investment income remains strong, on track for 2024 guidance Sixth consecutive quarter of strong underwriting results • Underwriting profit for the Core business at $44m with 91.4% Combined Ratio (vs. $17m and 96.8% in Q1'23 ex. LPT1) • 5.1 ppts of COR1 improvement YoY on a like-for-like basis supported by 3 ppts of attritional loss ratio improvement • Favorable Prior Year Development (PYD) in Q1'24 of $7m for the Core business (excluding LPT) • No material exposure to Baltimore's Key bridge collapse • Net investment income (NII) is strong at $79m in Q1'24 • Duration of assets backing loss reserves increased to ~2.9 years and remains fully matched • Average fixed income portfolio credit rating of AA with no defaults across the portfolio • Debt redemption to reduce leverage by ~2.5 ppts • Bermuda Solvency Capital Ratio (BSCR)3 strong at 255% as of Q4'23. Debt refinancing expected to add another ~20 ppts • Loss Portfolio Transfer agreed in relation to the already exited Workers' Comp Program • Q1 performance is within the medium term ROE guidance of 12% to 15% • 5 new partnerships added and 2 existing relationships expanded since start of 2024 • $20m of net services fee income2, up 8% vs. Q1'23 with 30% service margin (up 1 ppt vs. Q1'23) • MGA equity stakes down to 24 (vs. 36 at Q4’22) Material weakness remediated • Material weakness relating to internal controls over financial reporting disclosed in Q3'23 was remediated as of Q4'23

Diversified Business Model: All 3 Engines are Delivering

SiriusPoint

$ numbers in USD millions

Underwriting[1]

Q1'24 GPW by Specialism[1]



Property
11%
Casualty
34%
Specialty
21%
A&H
34%

Q1'24 GPW	$881
Q1'24 COR	91.4%
Q1'24 UW Income	$44

- ✓ 5.1 ppts YoY improvement in COR[1] during Q1'24 on a like-for-like basis[2]
- ✓ No Cat losses[1] for Q1'24 vs. $7m in Q1'23
- ✓ Rebalanced portfolio with lower exposure to Property

Strategic Investments[3]

Consolidated

- Arcadian
- IMG
- Armada
- Alta Signa

Total MGAs	4
Q1'24 SP Premium[4]	$156
Q1'24 Net Services Fee Income[5]	$20
Q1'24 Book Value	$103

Others

Investments with underwriting capacity: 13

Other Investments: 7

Q1'24 SP Premium[6]: $46

- ✓ Q1'24 Consolidated MGA service revenue grew 3% YoY
- ✓ Net services fee income[5] grew 8% YoY, with service margin at 30%
- ✓ Fee income from MGAs provides a diversified, capital-light source of earnings

Investments

Q1'24 Net Investment Income: $79

Q1'24 Total Investment Result[7]: $80

- ✓ FY net investment income guidance of $250m to $265m for 2024
- ✓ Reduction in P&L volatility given higher percentage of available for sale ("AFS") assets
- ✓ 93% of our fixed income investments[8] classified as AFS (vs. 90% as of Q4'23 and none as of Q4'21)

Notes: [1] Reflects Core business. [2] Excludes reserve releases linked to LPT and deferred gain. [3] Strategic investments as of March 31, 2024. Investments also include holdings in Venture Capital (VC) funds. [4] SP premium refers to Gross Premium Written from Arcadian, IMG, Armada and Alta Signa on like-for-like basis. [5] Net services fee income includes services noncontrolling income. [6] SP premium refers to SiriusPoint Gross Premium Written from non-consolidated partnerships where we have equity stakes. [7] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains (losses) from related party investment funds and Net investment income. [8] Fixed income investments exclude short-term investments.

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Quarterly Results Update 7

Q1 2024 Financial Results

SiriusPoint

$ numbers in USD millions

	Q1'23		Q1'24	
GPW[1]	$1,060		**$881**	
NPW[1]	$764		**$627**	
UW Income[1]	$107	ex.LPT $17	**$44**	ex. LPT $43
Net Services Fee Income[1]	$18		**$20**	
Total Investment Result[2]	$74		**$80**	
Net Income (Loss)[3]	$132	ex. LPT $52	**$91**	ex. LPT $96
COR[1] (%)	80.5%	ex. LPT 96.8%	**91.4%**	ex. LPT 91.7%

	Q4'23	Q1'24
Common Shareholders' Equity[4]	$2,314	**$2,403**

Key Comments

- GPW[1] decreased 17% YoY
  - Driven by Insurance & Services (-$140m) and Reinsurance (-$40m)
  - GPW down ~7% adjusting for exited lines like Cyber, Workers' Comp
- Core underwriting result up $25m excluding benefits linked to LPT. Improvement mainly driven by lower attritional losses and no Cat losses
- Net services fee income[1] grew 8% to $20m, with service margin increasing 1 ppt to 30%
- Total investment result[2] at $80m vs. $74m in Q1'23. NII at $79m vs. $62m in Q1'23
- Other notable items impacting Q1'24 income:
  - $4m of foreign exchange gains
  - $16m impact from MTM[5] on liability-classified capital instruments
  - $21m interest expense of which $7m relates to LPT
- Net income[3] of $91m supported by underwriting, investment result and net services fee income
- Common shareholders' equity[5] at $2.4bn, up 4% in the quarter

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] MTM = Mark to Market.

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Trends in Gross Premium Written

$ numbers in USD millions



Core
Exited programs in Cyber and Workers' Comp
$1060
$943
$881
Q1'23
Q1'24
Insurance & Services
Exited programs in Cyber and Workers' Comp
$664
$549
$524
Q1'23
Q1'24
Reinsurance
$396
$356
Q1'23
Q1'24

Key Comments

- 2024 premium growth is impacted by actions taken during 2023
- Core premiums down 17%, but reduction lower at ~7% after adjusting for exited programs in Cyber and Workers' Comp
  - Insurance & Services premiums down 21% on headline basis and ~4% when adjusted for program exits
  - Reinsurance premiums down 10% for Q1'24, driven by lower US casualty premiums and structured deals
- Overall, rate increase at 4% across the book (ex. North America Insurance business) during Q1'24 driven by US Casualty and non-US Property portfolios

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Underwriting Performance: Continued Focus on Profitability

$ numbers in USD millions

COR Walk[1]



80.5%
96.8%
(5 ppts)
1 ppt
(1 ppt)
91.4%
0.3 ppt
91.7%
Attritional ratio[3] 3 ppts
Cat ratio 1 ppt
PYD[4] ratio 1 ppt
Q1'23
Q1'23 ex. LPT[2]
Loss Ratio
Acquisition Ratio
OUE Ratio
Q1'24
LPT
Q1'24 ex. LPT

Trends in Attritional Loss Ratio[3] and Acquisition Cost Ratio



Attritional Loss[3] + Acquisition Cost Ratio
Core
Insurance & Services
Reinsurance
87.3%
85.8%
89.4%
90.6%
84.8%
80.7%
25.0%
26.1%
24.6%
24.7%
25.4%
27.5%
62.3%
59.7%
64.8%
65.9%
59.4%
53.2%
Q1'23
Q1'24
Q1'23
Q1'24
Q1'23
Q1'24
Attritional Loss Ratio[3]
Acquisition Cost Ratio

Key Comments

- Portfolio actions supporting results, headline Q1'24 COR at 91.4%[1] supported by lower attritional losses and Cat losses
  - 3 ppts improvement in attritional loss ratio[3] to 59.7%
  - No Cat losses[1] (net of reinsurance and reinstatement premiums) during Q1'24 vs. $7m in Q1'23
- PYD[1,4] ratio at 1.5% (1.2% ex. LPT transaction). Q1'23 PYD ratio was at 16.7% including benefits linked to the LPT transaction[2] (0.3% ex. LPT)
- Total Expense ratio stable at 33.3%[1,5] vs. Q1'23
- 5.1 ppts of COR improvement on a like-for-like basis[1] (91.7% in Q1'24 vs. 96.8% at Q1'23 ex. LPT)

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $90m of Q1'23 reserve releases linked to LPT. [3] Attritional loss ratio excludes catastrophe losses and prior year loss reserve development from the loss ratio. [4] PYD = Prior Year Development. [5] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

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$74 $80 Q1'23 Q1'24 $62 $79 Q1'23 Q1'24 2024E Investment Income: De-Risked and Benefiting from Rate Increases 11 $ numbers in USD millions Key Comments Notes: [1] 2024 NII guidance based on current forward yield curves. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Fixed income investments exclude short-term investments. $250-$2651 Net Investment Income Total Investment Result2 • Investment strategy unchanged and focused on high quality fixed income (FI) instruments • NII higher at $79m in Q1'24 (vs. $62m in Q1'23) • On track to deliver 2024 full year NII guidance of $250m to $265m1 • Total investment result2 higher at $80m (vs. $74m in Q1'23) due to increased interest rates and portfolio rotation into high-grade corporate and structured debt • P&L volatility lower in part due to designation of the new fixed income investments as available for sale (“AFS”) • 93% of our FI investments3 classified as “AFS” (vs. 90% as of Q4'23 and none as of Q4'21) • Rotated >$300m out of STI and Treasury into Corporates and Structured Credit with average re-investment rate >4.5% during Q1

1% 35% 24% 16% 15% 5% 4% TPE Short-term Investments De-risked Investment Portfolio: In-line with Industry 12 Q1'24: $7.3bn Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. Q4'23: $7.2bn 1 2 AAA AA A BBB Not Rated / Below IG Gov’t ABS/MBS/CLO Cash Corporate Other SiriusPoint ABS/MBS/CLO Corporate —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1'24 Fixed Income Portfolio Credit Quality3 Key Comments • Total investment portfolio stable at $7.3bn • Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non- rated fixed income instruments • No defaults across portfolio in Q1 • As a percentage of tangible common shareholders’ equity4: • BBB represents 25% (vs. Q4'23: 27%) • Below investment grade / non-rated represents 4% (vs. Q4'23: 3%) • Assets backing loss reserves duration increased to ~2.9 years (vs. ~2.7 years at Q4'23) and we are fully matched • Overall asset duration increased to ~2.9 years up from ~2.8 years at Q4’23 (~1.8 years at Q4'22) • Total asset leverage5 at 3.2x (vs. Q4'23: 3.3x and Q4'22: 3.8x) Investment Balances by Asset Class 1% 33% 23% 18% 15% 5% 5%

Strong Balance Sheet

$ numbers in USD millions

BSCR[1]



237%
$3,050
$1,285
255%
$3,227
$1,265
Q3'23
Q4'23
Required Capital
Available Capital

SiriusPoint Group Available Capital[3]



5%
35%
60%
3%
36%
61%
Q3'23
Q4'23
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

Agency	Rating	Action
AM BEST	A- (Stable)	Affirmed April 26, 2024
Fitch Ratings	A- (Stable)	Affirmed March 12, 2024
Moody's	A3 (Stable)	Assigned March 19, 2024
S&P Global Ratings	A- (Stable)	Affirmed January 29, 2024

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- Both S&P and Fitch reaffirmed our ratings during Q1'24. New A3 Moody's rating with 'Stable' outlook assigned in March 2024
- Debt to capital ratio[4] at 22.8% at Q1'24 and remains within target range (vs. Q4'23: 23.8%). Leverage falls by further ~2.5 ppts adjusting for $115m of debt retirement
- BSCR[1] strong at 255% as of Q4'23 (Q3'23: 237%). Expect to increase by further ~20 ppts adjusting for the $400m of debt refinancing
- $300m undrawn Revolving Credit Facility for backup liquidity and financial flexibility

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of September 30, 2023 and December 31, 2023, respectively. Q4'23 BSCR is an estimate. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q3'23 and Q4'23 available capital split is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

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Thank You